                                                                    EXHIBIT 10.8

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT



         This is an amendment to the Employment Agreement (the "Agreement") entered into on May 13, 1997, by and between General Cable Corporation, a Delaware corporation (the "Company"), GCC Corporation, and Gregory B. Kenny (the "Executive").

         The Company, in its own right and as successor by merger to GCC Corporation, and the Executive, in consideration of their mutual agreements, agree as follows:

                  Paragraph 3(b) of the Agreement is amended by deleting the phrase "which is not less favorable than the opportunity provided pursuant to the 1997 Incentive Bonus" from lines 15 and 16 of that paragraph.

         The parties have caused this amendment to be duly executed by them this 16th day of March 1998.



GENERAL CABLE CORPORATION



/s/ Stephen Rabinowitz
------------------------------
Stephen Rabinowitz
Chairman, Chief Executive Officer and
President



                                                  /s/ Gregory B. Kenny
                                                  ------------------------------
                                                  Gregory B. Kenny